Exhibit 10.4

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT FACILITY NOTE

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT FACILITY NOTE (this “Amendment”), dated as of April 1, 2005, is made and entered into by and among ANALEX CORPORATION, a Delaware corporation (the “Borrower”), and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

RECITALS

A. The Borrower and the Lender entered into that certain Amended and Restated Credit Agreement dated as of May 28, 2004 which is being modified pursuant to that certain First Amendment to Amended and Restated Credit Agreement dated of even date herewith (the same, collectively, as amended, modified, substituted, extended, and renewed from time to time, the “Agreement”).

B. The Agreement provides for some of the agreements between the Borrower and the Lender with respect to the “Loan” (as defined in the Agreement), including Revolving Credit Facility Loans in an aggregate amount not to exceed Twenty Million Dollars ($20,000,000) (the “Revolving Credit Facility Committed Amount”). All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

C. The Loan is evidenced by that certain Amended and Restated Revolving Credit Facility Note dated May 28, 2004 by the Borrower for the benefit of the Lender in the maximum principal amount of Twenty Million Dollars ($20,000,000) (the same, as amended, modified, substituted, extended, and renewed from time to time, the “Revolving Credit Facility Note”).

D. The Borrower has requested and the Lender has agreed to increase the Revolving Credit Facility Committed Amount from Twenty Million Dollars ($20,000,000) to Forty Million Dollars ($40,000,000) at any time outstanding, and to extend the Revolving Credit Facility Maturity Date.

E. The Lender is willing to agree to the Borrower’s requests on the condition, among others, that this Amendment be executed.

AGREEMENTS

NOW THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Lender hereto agree as follows:

1. Incorporation of Recitals. The parties hereto agree that the Recitals above are a part of this Amendment. Unless otherwise expressly defined in this Amendment, terms defined in the Agreement shall have the same meaning under this Amendment.

2. Continuation of Loan Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Revolving Credit Facility Note shall continue to bear interest and to be repaid on the terms and subject to the conditions set forth in the Agreement and the other documents evidencing the Loan.

3. Principal Sum. Commencing as of the date hereof and continuing until the Revolving Credit Facility Maturity Date, the maximum principal amount of the Revolving Credit Facility Note is hereby increased from Twenty Million Dollars ($20,000,000) to Forty Million Dollars ($40,000,000) (the “Principal Sum”) and Borrower promises to pay to the Lender the Principal Sum, or so much thereof as has been advanced or readvanced to or for the account of the Borrower pursuant to the terms of the Agreement, together with interest thereon at the rate or rates provided therein, on the Revolving Credit Facility Maturity Date.

4. Continuing Modifications; Novation. This Amendment is only an agreement amending and modifying certain provisions of the Revolving Credit Facility Note. All of the provisions of the Note are incorporated herein by reference and shall remain and continue in full force and effect as amended by this Amendment. The Borrower hereby ratifies and confirms all of its obligations, liabilities and indebtedness under the provisions of the Note, as amended by this Amendment and the Agreement as if the same were set forth herein. In the event that any of the terms and conditions in the Note or in any of the other Loan Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The Lender and the Borrower agree it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Borrower under the provisions of the Revolving Credit Facility Note or under the Loan Documents, or any assignment or pledge to the Lender of, or any security interest or lien granted to the Lender in or on, any collateral and security for such obligations, indebtedness and liabilities and that the existing indebtedness of the Borrower to the Lender, evidenced by the Note is continuing without interruption, and has not been discharged by a new agreement.

5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. GOVERNING LAW. THIS MODIFICATION SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly signed, sealed and delivered by their properly and duly authorized officers as of the day and year first above-written.

BORROWER:

ANALEX CORPORATION

By:	/s/ Sterling E. Phillips, Jr.	(SEAL)
Name: Sterling E. Phillips, Jr.
Title: CEO

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Jessica L. Tencza	(SEAL)
Name: Jessica L. Tencza
Title: Vice President